THIRD AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AGREEMENT
     THIS THIRD AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AGREEMENT (this “Amendment”) dated as of September 7, 2007, by and between: MERCANTILE BANCORP, INC., a Delaware corporation (“Borrower”): and U.S. BANK NATIONAL ASSOCIATION, formerly known as Firstar Bank, N.A., a national banking association, the successor by merger to Mercantile Bank National Association (“Lender”): has reference to the following facts and circumstances (the “Recitals”):
     A. Borrower and Lender executed the Third Amended and Restated Loan Agreement dated as of November 10, 2006 (as amended, the “Agreement”: all capitalized terms herein not otherwise defined shall have the same meanings as ascribed to them in the Agreement).
     B. The Agreement was previously amended as described in the First Amendment to Third Amended and Restated Loan Agreement dated as of March 20, 2007 and the Second Amendment to Third Amended and Restated Loan Agreement dated as of June 30, 2007; Borrower and Guarantors desire to further amend the terms of the Agreement and the Notes in the manner set forth herein; and Lender is willing to agree to said amendments on the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:
     1. Recitals. The Recitals are true and correct, and, with the defined terms set forth herein, are incorporated by this reference.
     2. Amendment to Agreement. The Agreement is amended as follows:
(a) Recital C on page 1 of the Agreement is deleted and replaced with the following:
     “C. Borrower and Lender desire to amend and restate the Original Loan Agreement to, among other things, provide for a revolving credit facility to the aggregate amount of up to $8,000,000, Term Loan A in the original principal amount of $15,000,000, Term Loan B in the original principal amount of $5,000,000, and Term Loan C in the original principal amount of $5,000,000 upon, and subject to, the terms, provisions and conditions hereinafter set forth.”
(b) The following definitions of “Initial Money Market Rate”, “Loan”, “Loans”, “Money Market Rate At Prepayment”, “Net Present Value”, ‘Note”, “Notes”, “Subsidiary Bank”, “Subsidiary Banks”, “Term Loan”, and “Term Note” are deleted from Section 1.01 of the Agreement and replaced with the following in the correct alphabetical order:
     “Initial Money Market Rate shall mean the annual rate, determined solely by Lender, on the first day of the term of Term Loan A, Term Loan B or Term Loan C (whichever is applicable) or the most recent repricing date or as mutually agreed upon by Borrower and Lender, as the rate at which Lender would be able to borrow funds in the Money Markets for the amount of Term Loan A, Term Loan B or Term Loan C (whichever is applicable) and with an interest payment frequency and principal repayment schedule equal to Term Loan A, Term Loan B or Term Loan C (whichever is applicable), and for a term as may be arranged and agreed upon by Borrower and Lender, adjusted for any reserve requirement and any subsequent costs arising from a change in government regulation; provided, that Borrower acknowledges that Lender is under no obligation to actually purchase and/or match funds for the Initial Money Market Rate of Term Loan A, Term Loan B or Term Loan C (whichever is applicable).”
     “Loan shall mean each Revolving Credit Loan and each Term Loan; and Loans shall mean any or all of the foregoing.”
     “Money Market Rate At Prepayment shall mean that zero-coupon rate, calculated on each Prepayment Date, and determined solely by Lender, as the rate at which Lender would be able to borrow funds in Money Markets for the prepayment amount matching the maturity of a specific prospective Term Loan A, Term Loan B or Term Loan C (whichever is applicable) payment or repricing date, adjusted for any reserve requirement and any subsequent costs arising from a change in government regulation; provided, that a separate Money Market Rate at Prepayment will be calculated for each prospective interest and/or principal payment date.”
     “Net Present Value shall mean the amount which is derived by summing the present values of each prospective payment of principal and interest which, without such full or partial prepayment, could otherwise have been received by Lender over the shorter of the remaining contractual life of Term Loan A, Term Loan B or Term Loan C (whichever is applicable) or next repricing date if Lender had instead initially invested Term Loan A, Term Loan B or Term Loan C (whichever is applicable) proceeds at the Initial Money Market Rate; provided, that the individual discount rate used to present value each prospective payment of interest and/or principal shall be the Money Market Rate at Prepayment for the maturity matching that of each specific payment of principal and/or interest.”
     “Note shall mean each of the Revolving Note and each Term Note; and Notes shall mean either or both of the foregoing.”
     “Subsidiary Bank shall mean, each of: Heartland Bank, a Kansas banking corporation; Farmers State Bank of Northern Missouri, a Missouri banking corporation; New Frontier Bank, a Missouri banking corporation; Brown County State Bank, an Illinois banking corporation; Perry State Bank, a Missouri banking corporation; Marine Bank & Trust, an Illinois banking corporation; Mercantile Trust & Savings Bank, an Illinois banking corporation; and The Royal Palm Bank of Florida, a Florida banking corporation; and further upon consummation of the HNB Merger Transaction, HNB National Bank, a national banking association; and Subsidiary Banks shall mean some or all of the foregoing.”
     “Term Loan shall mean each of Term Loan A, Term Loan B, and Term Loan C; and Term Loans shall mean any or all of the foregoing.”
     “Term Note shall mean each of Term Note A, Term Note B, and Term Note C; and Term Notes shall mean any or all of the foregoing.”
(c) The following new definitions are added to Section 1.01 of the Agreement in the correct alphabetical order:
     “Acquisition shall mean any transaction or series of related transactions, consummated on or after the date of this Agreement, by which Borrower or any Subsidiary directly or indirectly (a) acquires all or substantially all of the assets comprising one or more business units of any other Person, whether through purchase of assets, merger or otherwise or (b) acquires (in one transaction or as the most recent transaction in a series of transactions) at least (i) a majority (in number of votes) of the stock and/or other securities of a corporation having ordinary voting power for the election of directors (other than stock and/or other securities having such power only by reason of the happening of a contingency), (ii) a majority (by percentage of voting power) of the outstanding partnership interests of a partnership, (iii) a majority (by percentage of voting power) of the outstanding membership interests of a limited liability company or (iv) a majority of the ownership interests in any organization or entity other than a corporation, partnership or limited liability company.
     “HNB shall mean HNB Financial Services, Inc., a Missouri corporation.”
     “HNB Merger Agreement shall mean the Agreement and Plan of Merger dated as of February 8, 2007, executed by Borrower, HNB, HNB National Bank, and Mercantile Merger Corp.”
     “HNB Merger Transaction shall mean collectively the transactions contemplated by and described in the HNB Merger Agreement.”
     “Term Loan A shall have the meaning ascribed thereto in Section 2.02(a).”
     “Term Loan B shall have the meaning ascribed thereto in Section 2.02(b).”
     “Term Loan C shall have the meaning ascribed thereto in Section 2.02(c).”
     “Term Note A shall have the meaning ascribed thereto in Section 2.03(b).”
     “Term Note B shall have the meaning ascribed thereto in Section 2.03(b).”
     “Term Note C shall have the meaning ascribed thereto in Section 2.03(b).”
(d) Section 2.02 of the Agreement is deleted and replaced with the following:
     “Term Loan Commitments.
     (a) Subject to the terms and conditions set forth in this Agreement and so long as no Default or Event of Default under this Agreement has occurred and is continuing, Lender agrees to make to Borrower a term loan of Fifteen Million Dollars ($15,000,000.00) (“Term Loan A”). Term Loan A shall be advanced in one disbursement on the effective date of this Agreement. Term Loan A is not revolving in nature and any principal repaid on Term Loan A may not be reborrowed. The principal amount of Term Loan A shall be due and payable in three (3) equal consecutive quarterly installments in the amount of $375,000.00 each, due and payable on December 31, 2008, March 31, 2009, and June 30, 2009, and a final installment in the amount of the then outstanding and unpaid principal balance of Term Loan A due and payable on November 10, 2009.
     (b) Subject to the terms and conditions set forth in this Agreement and so long as no Default or Event of Default under this Agreement has occurred and is continuing, Lender agrees to make to Borrower a term loan of Five Million Dollars ($5,000,000.00) (“Term Loan B”). Term Loan B shall be advanced in one disbursement on September 7, 2007. Term Loan B is not revolving in nature and any principal repaid on Term Loan B may not be reborrowed. The principal amount of Term Loan B shall be due and payable in three (3) equal consecutive quarterly installments in the amount of $125,000.00 each, due and payable on December 31, 2009, March 31, 2010, and June 30, 2010, and a final installment in the amount of the then outstanding and unpaid principal balance of Term Loan B due and payable on August 31, 2010.
     (c) Subject to the terms and conditions set forth in this Agreement and so long as no Default or Event of Default under this Agreement has occurred and is continuing, Lender agrees to make to Borrower a term loan of Five Million Dollars ($5,000,000.00) (“Term Loan C”). Term Loan C shall be advanced in one disbursement on September 7, 2007. Term Loan C is not revolving in nature and any principal repaid on Term Loan C may not be reborrowed. The principal amount of Term Loan C shall be due and payable in three (3) equal consecutive quarterly installments in the amount of $125,000.00 each, due and payable on December 31, 2009, March 31, 2010, and June 30, 2010, and a final installment in the amount of the then outstanding and unpaid principal balance of Term Loan C due and payable on August 31, 2010.”
(e) Section 2.03(b) of the Agreement is deleted and replaced with the following:
     ”(b) Term Loan A shall be evidenced by the Term Loan Promissory Note of Borrower dated November 10, 2006, and payable to the order of Lender in the original principal amount of $15,000,000.00, which Term Loan Promissory Note shall be in substantially the form of Exhibit B attached hereto and incorporated herein by reference (as the same may from time to time be amended, modified extended, renewed or restated, “Term Note A”). Term Loan B shall be evidenced by the Term Loan B Promissory Note of Borrower dated September 7, 2007, and payable to the order of Lender in the original principal amount of $5,000,000.00, which Term Loan B Promissory Note shall be in substantially the form of Exhibit B1 attached hereto and incorporated herein by reference (as the same may from time to time be amended, modified extended, renewed or restated, “Term Note B”). Term Loan C shall be evidenced by the Term Loan C Promissory Note of Borrower dated September 7, 2007, and payable to the order of Lender in the original principal amount of $5,000,000.00, which Term Loan C Promissory Note shall be in substantially the form of Exhibit B2 attached hereto and incorporated herein by reference (as the same may from time to time be amended, modified extended, renewed or restated, “Term Note C”).”
(f) Sections 2.04(d) and 2.04(g) of the Agreement are deleted and replaced with the following:
     ”(d) Effective March 5, 2007 and thereafter, interest on Term Loan A shall accrue at a fixed annual rate of Six and 9/100 Percent (6.09%). Interest on Term Loan B shall accrue at a fixed annual rate of Six and 13/100 Percent (6.13%). Interest on Term Loan C shall accrue at a fixed annual rate of Six and 27/100 Percent (6.27%). Interest on each Term Loan shall be paid in consecutive quarterly installments due and payable on each February 10, May 10, August 10, and November 10, and on the maturity dates of the Term Notes.”
     ”(g) Borrower shall have the right to prepay Term Loan C in whole or in part at any time, provided: (i) all billed/due and unpaid interest shall accompany such prepayment; (ii) there is no Default or Event of Default at the time of prepayment; and (iii) all prepayments shall be credited and applied to the installments of principal in inverse order of their stated maturity. Borrower shall not have the right to prepay Term Loan A or Term Loan B, provided that Lender may consider requests for its consent with respect to prepayment of Term Loan A or Term Loan B, without incurring an obligation to do so, and Borrower acknowledges that in the event that such consent is granted, Borrower shall be required to pay Lender, upon prepayment of all or part of the principal amount of Term Loan A or Term Loan B before final maturity, a prepayment indemnity (the “Prepayment Fee”) equal to the greater of zero (0), or that amount, calculated on any date of prepayment (“Prepayment Date”), which is derived by subtracting: (i) the outstanding principal amount of Term Loan A or Term Loan B or portion of Term Loan A or Term Loan B to be prepaid from (ii) the Net Present Value of Term Loan A or Term Loan B or portion of Term Loan A or Term Loan B to be prepaid on such Prepayment Date; provided, however, that the Prepayment Fee shall not in any event exceed the maximum prepayment fee permitted by applicable law. In calculating the amount of the Prepayment Fee, Lender is hereby authorized by Borrower to make such assumptions regarding the source of funding, redeployment of funds and other related matters, as Lender may deem appropriate. If Borrower fails to pay the Prepayment Fee when due, the amount of such Prepayment Fee shall thereafter bear interest until paid at the default rate specified in Section 2.04(e) above (computed on the basis of a 360-day year, actual days elapsed). Each prepayment of the principal amount of Term Loan A or Term Loan B shall be accompanied by a payment of interest accrued to date thereon; applied to the principal installments in the inverse order of their maturities, and in an amount of at least $100,000 or, if less, the remaining entire principal balance of Term Loan A or Term Loan B.”
(g) Section 6.02 of the Agreement is deleted and replaced with the following:
     “6.02 Merger or Consolidation, etc. (a) Merge into or consolidate with any other entity provided that (i) Royal Palm may merge into Borrower, (ii) HNB may merge into Borrower, (iii) the non-trust related assets of HNB National Bank may be transferred to Perry State Bank, and (iv) the trust related assets of the other Subsidiary Banks may be transferred to HNB National Bank; or (b) cause or permit any material change in the ownership of Borrower, Royal Palm, HNB, any Subsidiary Bank, or any Subsidiary, or in the identity of Borrower’s executive officers or directors (except for changes necessitated by death, incapacity, natural retirement or similar causes). In addition, Borrower shall not, and it shall not cause or permit any Subsidiary to, directly or indirectly, make any Acquisitions or acquire any minority ownership interests in any other Person without Lender’s prior written consent.”
(h) Section 6.12 of the Agreement is deleted and replaced with the following:
     “6.12 Non-Performing Assets. Permit the aggregate amount of Non-Performing Assets of all Subsidiary Banks on a combined basis to equal or exceed Eighteen Percent (18%) of the then Primary Capital of all Subsidiary Banks at anytime during the term of this Agreement, as determined according to GAAP.”
(i) Schedule 4.08 (Subsidiaries), Schedule 4.10 (Other Loans and Guaranties), and Schedule 4.14 (Stock of Subsidiary Banks) are deleted and replaced with Schedule 4.08, Schedule 4.10, and Schedule 4.14 attached hereto and incorporated by reference.
(j) Exhibit B1 (Form of Term Note B) and Exhibit B2 (Form of Term Note C) attached hereto and incorporated by reference into the Agreement.
     3. Waiver. Lender waives any Default or Event of Default under the Agreement caused solely by Borrower’s noncompliance with Section 6.12 (Non-Performing Assets) of the Agreement for

the reporting period ending June 30, 2007. The waiver described in the preceding sentence shall not be deemed to apply to any other or future terms, provisions, conditions or covenants of the Agreement, as amended by this Amendment, or to any other Default or Event of Default, if any, existing under the Agreement, and shall not create any expectation on the part of Borrower of any other or similar waiver(s) of any provision of the Agreement in the future.
     4. Continuing Security. The Agreement, as hereby amended, and the Notes, are and shall continue to be, guarantied and/or secured by the Borrower Pledge and the Subsidiary Pledge, and any reference to the Agreement in the Borrower Pledge and the Subsidiary Pledge shall hereafter be deemed to include the Agreement as hereby amended.
     5. Binding Obligations. The Agreement, Notes, and the other Transaction Documents, are, and shall remain, the binding obligations of Borrower and/or Royal Palm, and all of the provisions, terms, stipulations, conditions, covenants and powers contained therein shall stand and remain in full force and effect, except only as the same are herein and hereby expressly and specifically varied or amended, and the same are hereby ratified and confirmed, and Lender reserves unto itself all rights and privileges granted thereunder.
     6. Reaffirmation: Authority. Borrower hereby reaffirms all representations, warranties, covenants and agreements recited in the Agreement, Notes, and the other Transaction Documents, as of the date hereof, and the same are hereby adopted as representations, warranties, covenants and agreements of Borrower herein. Borrower further represents and warrants that it is not in default under any of its obligations under the Agreement, Notes, and the other Transaction Documents, and that Borrower has the full power and authority to execute and deliver this Amendment, and that the execution and delivery hereof has been duly authorized, and that all necessary and proper acts have been performed or taken.
     7. Expenses. Borrower agrees to pay all expenses incurred by Lender in connection with this Amendment, including, but not limited to, Lender’s legal fees. Said sums are payable on demand and are secured by the Borrower Pledge and the Subsidiary Pledge.
     8. Release. Borrower hereby releases Lender and its successors, assigns, directors, officers, agents, employees, representatives and attorneys from any and all claims, demands, causes of action, liabilities or damages, whether now existing or hereafter arising or contingent or noncontingent, or actions in law or equity of any type or matter, relating to or in connection with any statements, agreements, action or inaction on the part of Lender occurring at any time prior to the execution of this Amendment, with respect to Borrower, the Agreement, Notes, and all other Transaction Documents.
     9. Applicable Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Missouri.
     10. Notice Required by Section 432.047 R.S. Mo. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

     11. Closing Conditions. Notwithstanding any provision contained in this Amendment to the contrary, this Amendment shall not be effective unless and until Lender shall have received the following, all in form and substance acceptable to Lender:
(a) this Amendment, Term Note B, and Term Note C, duly executed by Borrower;
(b) the Stock Pledge Agreement (Subsidiary), duly executed by HNB, and any collateral schedule(s), stock power(s), UCC financing statement(s), and such other documents as Lender may require in connection with the Stock Pledge Agreement (Subsidiary);
(c) 64,000 shares of the common stock of HNB National Bank, representing all of the issued and outstanding common stock of HNB National Bank;
(d) the Certificate of Secretary of Borrower (with the accompanying Resolutions), duly executed by the Secretary of Borrower;
(e) the Certificate of Secretary of HNB National Bank, duly executed by the Secretary of HNB National Bank;
(f) the Certificate of Secretary, duly executed by the Secretary of HNB (with the accompanying Resolutions) and a copy of the Articles of Incorporation of HNB (including any amendments thereto, certified by the Secretary of State of the Missouri) and;
(g) a copy of the Articles of Association of HNB National Bank, certified by the Office of the Comptroller of the Currency;
(h) copies of the By-Laws of HNB and HNB National Bank, including any amendments thereto, certified by the Secretary of HNB, and the Secretary of HNB National Bank, respectively;
(i) Certificates of Good Standing for Borrower, issued by the Secretary of State of the State of Delaware and by the Secretary of State of the State of Illinois, and a Certificate of Good Standing for HNB issued by the Secretary of State of the State of Missouri (or other evidence of good standing acceptable to Lender);
(j) an opinion of counsel from Schmiedeskamp, Robertson, Neu & Mitchell, the counsel representing Borrower, in the form acceptable to Lender;
(k) evidence that no change in the financial condition of Borrower, any Subsidiary Bank, or any Subsidiary shall have occurred since June 30, 2007 that could have a Material Adverse Effect;
(l) copies of all documents executed in connection with the HNB Merger Transaction including, but not limited to the HNB Merger Agreement, and evidence satisfactory to Lender that the HNB Merger Transaction has been approved by all applicable Regulatory Agencies;
(m) copies of all documents executed in connection with the issuance by Borrower of Pooled Trust Preferred Securities on or about August 30, 2007; and
(n) such other documents and information as Lender may reasonably require.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.
(SIGNATURES ON FOLLOWING PAGE)

SIGNATURE PAGE-
THIRD AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AGREEMENT

Borrower: MERCANTILE BANCORP, INC
By:	/s/ Ted T. Awerkamp
Ted T. Awerkamp, President & CEO

Lender: U.S. BANK NATIONAL ASSOCIATION
By:	/s/ Gary D. Taylor
Gary D. Taylor, Vice President

SCHEDULE 4.08
(Subsidiaries)
Mid-America Bancorp, Inc.
Heartland Bank
Farmers State Bank of Northern Missouri
New Frontier Bancshares, Inc.
NFBI Capital Trust I
New Frontier Bank
New Frontier Personal Investment Centers, Inc.
Mercantile Bancorp Capital Trust I
Mercantile Bancorp Capital Trust II
Mercantile Bancorp Capital Trust III
Mercantile Bancorp Capital Trust IV
Brown County State Bank
Perry State Bank
Marine Bank & Trust
Mercantile Merger Corp.
Mercantile Trust & Savings Bank
Mercantile Investments Inc.
Royal Palm Bancorp, Inc.
The Royal Palm Bank of Florida
HNB Financial Services, Inc.
HNB National Bank

SCHEDULE 4.10
(Other Loans and Guarantees)
Trust Preferred Securities:
Mercantile Bancorp Capital Trust I
Mercantile Bancorp Capital Trust II
Mercantile Bancorp Capital Trust III
Mercantile Bancorp Capital Trust IV
NFBI Capital Trust I

SCHEDULE 4.14
(Stock of Subsidiary Banks)

Subsidiary Bank	Owner	Authorized Capital	Par Value

Heartland Bank	Mid-America Bancorp, Inc.	3,000 shares	$100.00

Farmers State Bank of Northern Missouri	Mercantile Bancorp, Inc.	2,700 shares	$100.00

New Frontier Bank	New Frontier Bancshares, Inc.	30,000 shares	$100.00

Brown County State Bank	Mercantile Bancorp, Inc.	3,000 shares	$100.00

Perry State Bank	Mercantile Bancorp, Inc.	2,700 shares	$100.00

Marine Bank & Trust	Mercantile Bancorp, Inc.	13,010 shares	$100.00

Mercantile Trust & Savings Bank	Mercantile Bancorp, Inc.	360,000 shares	$6.25

The Royal Palm Bank of Florida	Royal Palm Bancorp, Inc.	3,000,000 shares	$5.00

HNB National Bank	HNB Financial Services, Inc.	64,000 shares	$6.25

Shares Owned by Owner

Heartland Bank	3,000 shares

Farmers State Bank of Northern Missouri	2,700 shares

New Frontier Bank	30,000 shares

Brown County State Bank	3,000 shares

Perry State Bank	2,700 shares

Marine Bank & Trust	13,010 shares

Mercantile Trust & Savings Bank	360,000 shares

The Royal Palm Bank of Florida	1,038,294 shares

HNB National Bank	64,000 shares

EXHIBIT B1
(Form of Term Note B)
TERM LOAN B PROMISSORY NOTE

$5,000,000.00	St. Louis, Missouri September 7, 2007
     FOR VALUE RECEIVED, the undersigned, MERCANTILE BANCORP, INC., a Delaware corporation (“Borrower”), promises to pay to the order of U.S. BANK NATIONAL ASSOCIATION, a national banking association (“Lender”), the principal sum of Five Million Dollars ($5,000,000.00) or, if less, the aggregate unpaid principal amount of all advances made by Lender to Borrower and evidenced by this Term Loan B Promissory Note (this “Note”). The principal amount of this Note shall be due and payable in the amounts and on the dates set forth in the Loan Agreement (defined below). Borrower further promises to pay to the order of Lender interest on the unpaid principal balance from time to time outstanding under this Note at the rate(s) and on the dates set forth in the Loan Agreement.
     All payments received by Lender under this Note shall be allocated among the principal, interest, collection costs and expenses and other amounts due under this Note in such order and manner as Lender shall elect. The amount of interest accruing under this Note shall be computed on an actual day, 360-day year basis.
     All payments of principal and interest under this Note shall be made in lawful currency of the United States in Federal or other immediately available funds at the office of Lender situated at One US Bank Plaza, 7th Streets Washington Avenue, St. Louis, Missouri 63101, or at such other place as Lender may from time to time designate in writing.
     Lender shall record in its books and records the date and amount of each Loan advance made by it to Borrower under this Note and the date and amount of each payment of principal and/or interest made by Borrower with respect thereto; provided, however, that the obligation of Borrower to repay each Loan advance made to Borrower under this Note shall be absolute and unconditional, notwithstanding any failure of Lender to make any such recordation or any mistake by Lender in connection with any such recordation. The books and records of Lender showing the account between Lender and Borrower shall be admissible in evidence in any action or proceeding and shall constitute prima facie proof of the items therein set forth.
     This Note is Term Note B referred to in the Third Amended and Restated Loan Agreement dated as of November 10, 2006 by and between Borrower and Lender, as the same may from time to time be amended, modified, extended, renewed or restated (the “Loan Agreement”; all capitalized terms used and not otherwise defined in this Note shall have the respective meanings ascribed to them in the Loan Agreement). The Loan Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the occurrence of certain stated events and also for prepayments on account of the principal of this Note and interest on this Note prior to the maturity of this Note upon the terms and conditions specified therein.
     If Borrower shall fail to make any payment of any principal of or interest on this Note as and when the same shall become due and payable whether by reason of demand, maturity, acceleration or otherwise, and any such failure shall remain unremedied for five (5) days, or if any other Event of Default shall occur under or within the meaning of the Loan Agreement, then Lender’s obligation to make additional Loan advances under this Note may be terminated in the manner and with the effect as provided in the Loan Agreement and the entire outstanding principal balance of this Note and all accrued and unpaid interest thereon may be declared to be immediately due and payable in the manner and with the effect as provided in the Loan Agreement.
     In the event that any payment of any principal of or interest on this Note is not paid when due, whether by reason of maturity, acceleration or otherwise, and this Note is placed in the hands of an attorney or attorneys for collection, or if this Note is placed in the hands of an attorney or attorneys for representation of Lender in connection with bankruptcy or insolvency proceedings relating to or affecting this Note, Borrower hereby promises to pay to the order of Lender, in addition to all other amounts otherwise due on, under or in respect of this Note, the costs and expenses of such collection, foreclosure and representation, including, without limitation, reasonable attorneys’ fees and expenses (whether or not litigation shall be commenced in aid thereof). All parties hereto severally waive presentment for payment, demand for payment, protest, notice of protest and notice of dishonor. This Note shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

Borrower: MERCANTILE BANCORP, INC.
By:
Ted T. Awerkamp, President & CEO

EXHIBIT B2
(Form of Term Note C)
TERM LOAN C PROMISSORY NOTE

$5,000,000.00	St. Louis, Missouri September 7, 2007
     FOR VALUE RECEIVED, the undersigned, MERCANTILE BANCORP, INC., a Delaware corporation (“Borrower”), promises to pay to the order of U.S. BANK NATIONAL ASSOCIATION, a national banking association (“Lender”), the principal sum of Five Million Dollars ($5,000,000.00) or, if less, the aggregate unpaid principal amount of all advances made by Lender to Borrower and evidenced by this Term Loan C Promissory Note (this “Note”). The principal amount of this Note shall be due and payable in the amounts and on the dates set forth in the Loan Agreement (defined below). Borrower further promises to pay to the order of Lender interest on the unpaid principal balance from time to time outstanding under this Note at the rate(s) and on the dates set forth in the Loan Agreement.
     All payments received by Lender under this Note shall be allocated among the principal, interest, collection costs and expenses and other amounts due under this Note in such order and manner as Lender shall elect. The amount of interest accruing under this Note shall be computed on an actual day, 360-day year basis.
     All payments of principal and interest under this Note shall be made in lawful currency of the United States in Federal or other immediately available funds at the office of Lender situated at One US Bank Plaza, 7th Streets Washington Avenue, St. Louis, Missouri 63101, or at such other place as Lender may from time to time designate in writing.
     Lender shall record in its books and records the date and amount of each Loan advance made by it to Borrower under this Note and the date and amount of each payment of principal and/or interest made by Borrower with respect thereto; provided, however, that the obligation of Borrower to repay each Loan advance made to Borrower under this Note shall be absolute and unconditional, notwithstanding any failure of Lender to make any such recordation or any mistake by Lender in connection with any such recordation. The books and records of Lender showing the account between Lender and Borrower shall be admissible in evidence in any action or proceeding and shall constitute prima facie proof of the items therein set forth.
     This Note is Term Note C referred to in the Third Amended and Restated Loan Agreement dated as of November 10, 2006 by and between Borrower and Lender, as the same may from time to time be amended, modified, extended, renewed or restated (the “Loan Agreement”; all capitalized terms used and not otherwise defined in this Note shall have the respective meanings ascribed to them in the Loan Agreement). The Loan Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the occurrence of certain stated events and also for prepayments on account of the principal of this Note and interest on this Note prior to the maturity of this Note upon the terms and conditions specified therein.
     If Borrower shall fail to make any payment of any principal of or interest on this Note as and when the same shall become due and payable whether by reason of demand, maturity, acceleration or otherwise, and any such failure shall remain unremedied for five (5) days, or if any other Event of Default shall occur under or within the meaning of the Loan Agreement, then Lender’s obligation to make additional Loan advances under this Note may be terminated in the manner and with the effect as provided in the Loan Agreement and the entire outstanding principal balance of this Note and all accrued and unpaid interest thereon may be declared to be immediately due and payable in the manner and with the effect as provided in the Loan Agreement.
     In the event that any payment of any principal of or interest on this Note is not paid when due, whether by reason of maturity, acceleration or otherwise, and this Note is placed in the hands of an attorney or attorneys for collection, or if this Note is placed in the hands of an attorney or attorneys for representation of Lender in connection with bankruptcy or insolvency proceedings relating to or affecting this Note, Borrower hereby promises to pay to the order of Lender, in addition to all other amounts otherwise due on, under or in respect of this Note, the costs and expenses of such collection, foreclosure and representation, including, without limitation, reasonable attorneys’ fees and expenses (whether or not litigation shall be commenced in aid thereof). All parties hereto severally waive presentment for payment, demand for payment, protest, notice of protest and notice of dishonor. This Note shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

Borrower: MERCANTILE BANCORP, INC.
By:
Ted T. Awerkamp, President & CEO